UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report — August 18, 2016
(Date of earliest event reported)

QUESTAR GAS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF UTAH	333-69210	87-0155877
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant’s telephone number, including area code (801) 324-5900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a direct financial obligation or an off-balance sheet arrangement of a registrant

On August 18, 2016, Questar Gas entered into a commitment to borrow $100 million of long-term debt in the private placement market to be funded in December 2016. Questar Gas will issue $50 million of 30-year notes with an interest rate of 3.62% and $50 million of 35-year notes with an interest rate of 3.67%. Proceeds from the debt issuance will be used to repay existing indebtedness and for general corporate purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR GAS COMPANY
(Registrant)

August 19, 2016	/s/David M. Curtis
David M. Curtis
Vice President Controller and Acting Chief Financial Officer Questar, Questar Gas and Questar Pipeline